Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2005

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income are non-GAAP (Generally Accepted Accounting Principles) measures. To provide investors a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (503)321-6127

Fax: (503)478-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$116.9	$133.3	$158.4	$194.4	$242.0	Employee Benefits	$58.0	$62.8	$66.2	$62.9	$50.1
15.5	27.2	31.7	37.4	34.0	Individual Insurance	7.2	7.7	6.5	8.6	11.2
—	(0.2)	—	5.3	7.9	Retirement Plans	1.5	1.6	2.1	2.5	1.7
8.7	4.2	(18.1)	2.7	8.1	Other	0.2	1.3	1.3	1.3	4.2

141.1	164.5	172.0	239.8	292.0	Total income before income taxes	66.9	73.4	76.1	75.3	67.2
46.4	58.5	61.0	83.5	92.6	Income taxes	23.3	22.1	24.1	22.8	23.6

$94.7	$106.0	$111.0	$156.3	$199.4	Net income	$43.6	$51.3	$52.0	$52.5	$43.6

					Net income per common share:
$2.97	$3.47	$3.77	$5.39	$6.97	Basic	$1.54	$1.81	$1.84	$1.84	$1.49
2.95	3.44	3.73	5.33	6.90	Diluted	1.52	1.79	1.82	1.82	1.48

					Share data:
31,878,834	30,553,049	29,435,920	28,989,550	28,596,103	Basic weighted average	28,360,966	28,329,441	28,323,411	28,567,118	29,170,374
32,125,596	30,835,722	29,772,402	29,334,559	28,919,094	Diluted weighted average	28,693,506	28,651,776	28,620,705	28,850,613	29,537,927
31,565,486	29,782,966	29,185,276	29,300,723	28,444,839	At period end	28,344,053	28,444,839	28,442,409	28,369,769	29,154,178

$94.7	$106.0	$111.0	$156.3	$199.4	Net income	$43.6	$51.3	$52.0	$52.5	$43.6
(1.2)	—	(12.6)	6.0	7.4	After-tax net capital gains (losses)	(0.8)	2.3	1.2	1.0	2.9

$95.9	$106.0	$123.6	$150.3	$192.0	Net income excluding after-tax net capital gains (losses)	$44.4	$49.0	$50.8	$51.5	$40.7

$(1.8)	$—	$(19.7)	$9.3	$11.5	Net capital gains (losses)	$(1.2)	$3.5	$1.9	$1.6	$4.5
(0.6)	—	(7.1)	3.3	4.1	Taxes on net capital gains (losses)	(0.4)	1.2	0.7	0.6	1.6

$(1.2)	$—	$(12.6)	$6.0	$7.4	After-tax net capital gains (losses)	$(0.8)	$2.3	$1.2	$1.0	$2.9

					Diluted earnings per common share:
$2.95	$3.44	$3.73	$5.33	$6.90	Net income	$1.52	$1.79	$1.82	$1.82	$1.48
(0.04)	—	(0.42)	0.21	0.26	After-tax net capital gains (losses)	(0.03)	0.08	0.04	0.03	0.10

$2.99	$3.44	$4.15	$5.12	$6.64	Net income excluding after-tax net capital gains (losses)	$1.55	$1.71	$1.78	$1.79	$1.38

$924.4	$973.7	$1,152.6	$1,309.5	$1,401.1	Shareholders’ equity	$1,385.8	$1,401.1	$1,389.7	$1,265.6	$1,398.6
1.9	33.3	147.4	160.3	136.1	Accumulated other comprehensive income	86.2	136.1	147.3	79.0	216.4

$922.5	$940.4	$1,005.2	$1,149.2	$1,265.0	Shareholders’ equity excluding accumulated other comprehensive income	$1,299.6	$1,265.0	$1,242.4	$1,186.6	$1,182.2

10.7%	11.2%	10.4%	12.7%	14.7%	Net income return on average equity	12.5%	14.7%	15.7%	15.8%	12.9%
10.5	11.4	11.4	14.5	16.5	Net income return on average equity (excluding accumulated other comprehensive income)	13.6	16.4	17.1	17.7	15.0
10.8	11.4	12.7	14.0	15.9	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income)	13.9	15.6	16.7	17.4	14.0

					Book value per common share:
$29.29	$32.69	$39.49	$44.69	$49.26	Including accumulated other comprehensive income	$48.89	$49.26	$48.86	$44.61	$47.97
0.06	1.11	5.05	5.47	4.79	Accumulated other comprehensive income	3.04	4.79	5.18	2.78	7.42

$29.23	$31.58	$34.44	$39.22	$44.47	Excluding accumulated other comprehensive income	$45.85	$44.47	$43.68	$41.83	$40.55

2,082	2,255	2,465	2,630	2,770	Number of employees	2,772	2,770	2,757	2,694	2,656

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,102.0	$1,231.7	$1,383.3	$1,609.3	$1,678.7	Premiums	$455.2	$439.0	$423.5	$409.5	$406.7
362.4	352.6	385.1	441.8	452.6	Net investment income	117.9	114.1	114.2	112.6	111.7
(1.8)	—	(19.7)	9.3	11.5	Net capital gains (losses)	(1.2)	3.5	1.9	1.6	4.5
4.1	5.1	5.9	6.4	6.9	Other	2.0	1.7	1.8	1.8	1.6

1,466.7	1,589.4	1,754.6	2,066.8	2,149.7	Total revenues	573.9	558.3	541.4	525.5	524.5

					Benefits and expenses:
929.5	1,017.0	1,117.1	1,297.8	1,291.2	Benefits to policyholders	349.5	334.7	324.3	312.8	319.4
90.4	78.7	72.9	75.0	76.5	Interest credited	20.1	19.9	18.9	19.4	18.3
190.2	205.0	247.8	280.1	303.7	Operating expenses	86.5	83.5	75.0	72.5	72.7
102.7	118.3	132.6	144.1	154.4	Commissions and bonuses	44.7	41.1	37.9	37.4	38.0
18.9	22.1	23.0	24.6	29.4	Premium taxes	7.9	7.5	7.4	7.3	7.2
1.0	0.1	5.0	17.5	17.7	Interest expense	4.4	4.4	4.6	4.3	4.4
(26.7)	(35.7)	(39.1)	(46.6)	(57.7)	Deferral of acquisition costs	(16.5)	(16.5)	(14.0)	(13.7)	(13.5)
19.6	19.4	23.3	34.5	42.5	Amortization of deferred acquisition costs and value of business acquired	10.4	10.3	11.2	10.2	10.8

1,325.6	1,424.9	1,582.6	1,827.0	1,857.7	Total benefits and expenses	507.0	484.9	465.3	450.2	457.3

141.1	164.5	172.0	239.8	292.0	Income before income taxes	66.9	73.4	76.1	75.3	67.2

46.4	58.5	61.0	83.5	92.6	Income taxes	23.3	22.1	24.1	22.8	23.6

94.7	106.0	111.0	156.3	199.4	Net income	43.6	51.3	52.0	52.5	43.6

					Other comprehensive income (loss), net of tax:
40.3	28.2	114.8	15.5	(13.3)	Unrealized capital gains (losses) on securities available for sale, net	(48.8)	(0.9)	63.6	(134.8)	58.8
(0.8)	3.2	(0.7)	(2.6)	(10.9)	Reclassification adjustment for net capital (gains) losses included in net income, net	(1.1)	(10.3)	4.7	(2.6)	(2.7)

39.5	31.4	114.1	12.9	(24.2)	Total	(49.9)	(11.2)	68.3	(137.4)	56.1

$134.2	$137.4	$225.1	$169.2	$175.2	Comprehensive income (loss)	$(6.3)	$40.1	$120.3	$(84.9)	$99.7

					Statutory data - insurance subsidiaries:
$148.4	$118.0	$111.9	$214.2	$275.8	Net gain from operations before federal income taxes	$49.6	$77.6	$71.5	$64.1	$62.6
43.0	126.8	33.1	138.9	191.5	Net gain from operations after federal income taxes and before realized capital gains (losses)	32.5	53.8	47.5	55.9	34.3
517.7	641.9	817.6	876.1	942.5	Capital and surplus	970.0	942.5	960.1	922.0	864.9
39.8	44.4	35.8	54.3	73.8	Asset valuation reserve	76.7	73.8	68.5	63.9	58.0

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$973.5	$1,129.5	$1,284.3	$1,500.6	$1,556.5	Employee Benefits	$421.3	$404.0	$393.4	$381.1	$378.0
104.8	81.2	80.0	85.4	94.9	Individual Insurance	26.5	27.5	22.8	22.2	22.4
23.7	21.0	19.0	23.3	27.3	Retirement Plans	7.4	7.5	7.3	6.2	6.3

1,102.0	1,231.7	1,383.3	1,609.3	1,678.7	Total premiums	455.2	439.0	423.5	409.5	406.7

					Net investment income:
165.2	187.3	207.0	253.9	253.4	Employee Benefits	63.5	64.2	64.0	62.9	62.3
128.0	98.9	107.0	109.3	112.7	Individual Insurance	28.5	28.4	28.9	27.5	27.9
50.7	52.1	52.9	56.1	58.7	Retirement Plans	15.7	15.1	14.5	14.8	14.3
18.5	14.3	18.2	22.5	27.8	Other	10.2	6.4	6.8	7.4	7.2

362.4	352.6	385.1	441.8	452.6	Total net investment income	117.9	114.1	114.2	112.6	111.7

(1.8)	—	(19.7)	9.3	11.5	Net capital gains (losses)	(1.2)	3.5	1.9	1.6	4.5

					Other revenues:
4.2	4.3	5.5	6.1	6.6	Employee Benefits	1.9	1.7	1.7	1.7	1.5
(0.1)	0.8	0.4	0.3	0.3	Individual Insurance	0.1	—	0.1	0.1	0.1

4.1	5.1	5.9	6.4	6.9	Total other revenues	2.0	1.7	1.8	1.8	1.6

1,466.7	1,589.4	1,754.6	2,066.8	2,149.7	Total revenues	573.9	558.3	541.4	525.5	524.5

					Benefits and expenses:
1,026.0	1,187.8	1,338.4	1,566.2	1,574.5	Employee Benefits	428.7	407.1	392.9	382.8	391.7
217.2	153.7	155.7	157.6	173.9	Individual Insurance	47.9	48.2	45.3	41.2	39.2
74.4	73.3	71.9	74.1	78.1	Retirement Plans	21.6	21.0	19.7	18.5	18.9
8.0	10.1	16.6	29.1	31.2	Other	8.8	8.6	7.4	7.7	7.5

1,325.6	1,424.9	1,582.6	1,827.0	1,857.7	Total benefits and expenses	507.0	484.9	465.3	450.2	457.3

					Income (loss) before income taxes:
116.9	133.3	158.4	194.4	242.0	Employee Benefits	58.0	62.8	66.2	62.9	50.1
15.5	27.2	31.7	37.4	34.0	Individual Insurance	7.2	7.7	6.5	8.6	11.2
—	(0.2)	—	5.3	7.9	Retirement Plans	1.5	1.6	2.1	2.5	1.7
8.7	4.2	(18.1)	2.7	8.1	Other	0.2	1.3	1.3	1.3	4.2

141.1	164.5	172.0	239.8	292.0	Total income before income taxes	66.9	73.4	76.1	75.3	67.2
46.4	58.5	61.0	83.5	92.6	Income taxes	23.3	22.1	24.1	22.8	23.6

$94.7	$106.0	$111.0	$156.3	$199.4	Net income	$43.6	$51.3	$52.0	$52.5	$43.6

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS SEGMENT

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$362.5	$428.4	$498.0	$606.3	$611.1	Life and AD&D	$168.6	$158.5	$151.3	$152.1	$149.2
456.2	514.0	583.4	686.1	714.5	LTD	194.0	184.0	179.9	175.7	174.9
100.5	123.7	145.2	162.9	177.8	STD	48.5	46.6	46.4	42.8	42.0
77.2	79.4	71.2	63.9	64.8	Other	18.2	16.7	16.2	15.6	16.3
(22.9)	(16.0)	(13.5)	(18.6)	(11.7)	Experience rated refunds	(8.0)	(1.8)	(0.4)	(5.1)	(4.4)

973.5	1,129.5	1,284.3	1,500.6	1,556.5	Total premiums	421.3	404.0	393.4	381.1	378.0
165.2	187.3	207.0	253.9	253.4	Net investment income	63.5	64.2	64.0	62.9	62.3
4.2	4.3	5.5	6.1	6.6	Other	1.9	1.7	1.7	1.7	1.5

1,142.9	1,321.1	1,496.8	1,760.6	1,816.5	Total revenues	486.7	469.9	459.1	445.7	441.8

					Benefits and expenses:
792.1	921.6	1,029.4	1,215.0	1,200.6	Benefits to policyholders *	324.5	308.5	299.6	292.3	300.2
7.5	10.3	4.7	4.9	4.5	Interest credited	1.6	1.3	0.9	1.2	1.1
132.5	148.9	185.8	213.5	230.9	Operating expenses	65.6	63.1	57.8	54.8	55.2
82.5	90.1	98.8	103.4	105.6	Commissions and bonuses	31.3	27.6	25.4	26.6	26.0
17.3	20.5	22.4	23.6	27.2	Premium taxes	7.3	7.0	6.8	6.7	6.7
(15.2)	(15.0)	(17.8)	(20.1)	(23.7)	Deferral of acquisition costs	(8.1)	(7.2)	(5.4)	(5.9)	(5.2)
9.3	11.4	15.1	25.9	29.4	Amortization of deferred acquisition costs and value of business acquired	6.5	6.8	7.8	7.1	7.7

1,026.0	1,187.8	1,338.4	1,566.2	1,574.5	Total benefits and expenses	428.7	407.1	392.9	382.8	391.7

$116.9	$133.3	$158.4	$194.4	$242.0	Income before income taxes	$58.0	$62.8	$66.2	$62.9	$50.1

					Benefit ratio (including interest credited):*
70.0%	70.2%	69.1%	69.3%	66.3%	% of total revenues	67.0%	65.9%	65.5%	65.9%	68.2%
82.1	82.1	80.5	81.3	77.4	% of total premiums	77.4	76.7	76.4	77.0	79.7
					Statistics (% of total premiums):
13.6%	13.2%	14.5%	14.2%	14.8%	Operating expenses	15.6%	15.6%	14.7%	14.4%	14.6%
12.0	11.8	12.3	13.0	15.5	Income before income taxes	13.8	15.5	16.8	16.5	13.3
					Sales (annualized new premiums):
$114.5	$115.6	$133.8	$117.9	$137.2	Life and AD&D	$18.9	$91.4	$21.0	$12.8	$12.0
94.7	98.6	97.1	87.9	132.0	LTD	14.1	63.6	42.0	12.1	14.3
35.1	37.0	48.8	49.8	54.8	STD	5.9	29.6	12.8	8.4	4.0
16.5	14.1	23.4	22.1	23.3	Other	3.2	11.5	5.7	3.7	2.4

$260.8	$265.3	$303.1	$277.7	$347.3	Total	$42.1	$196.1	$81.5	$37.0	$32.7

					Persistency (% of premiums):**
85.2%	88.5%	88.0%	89.7%	86.0%	Life
88.3	89.3	88.1	85.5	87.5	LTD
65.9	79.6	75.6	57.5	72.6	Dental
82.9	87.0	85.1	84.9	83.0	Other A&H

82.7%	87.6%	86.9%	85.6%	85.6%	Total

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio.
**	2002, 2003 and 2004 do not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL INSURANCE SEGMENT

						2005	2004
2000 *	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$70.0	$—	$—	$—	$—	Life	$—	$—	$—	$—	$—
6.5	2.7	4.6	1.7	1.4	Annuities	0.7	0.1	—	1.1	0.2
28.3	78.5	75.4	83.7	93.5	Disability	25.8	27.4	22.8	21.1	22.2

104.8	81.2	80.0	85.4	94.9	Total premiums	26.5	27.5	22.8	22.2	22.4
128.0	98.9	107.0	109.3	112.7	Net investment income	28.5	28.4	28.9	27.5	27.9
(0.1)	0.8	0.4	0.3	0.3	Other	0.1	—	0.1	0.1	0.1

232.7	180.9	187.4	195.0	207.9	Total revenues	55.1	55.9	51.8	49.8	50.4

					Benefits and expenses:
125.6	85.6	79.8	75.0	83.0	Benefits to policyholders **	23.1	24.0	22.6	18.8	17.6
48.7	32.8	35.1	36.1	39.4	Interest credited	9.9	10.2	9.7	10.3	9.2
27.8	22.9	24.0	27.2	28.8	Operating expenses	8.2	7.7	7.1	6.9	7.1
14.7	22.6	27.3	31.0	36.0	Commissions and bonuses	8.8	9.7	9.6	8.0	8.7
1.6	1.6	0.6	1.0	2.2	Premium taxes	0.6	0.5	0.6	0.6	0.5
(11.5)	(19.8)	(19.0)	(21.8)	(28.6)	Deferral of acquisition costs	(6.2)	(7.6)	(7.5)	(6.5)	(7.0)
10.3	8.0	7.9	9.1	13.1	Amortization of deferred acquisition costs and value of business acquired	3.5	3.7	3.2	3.1	3.1

217.2	153.7	155.7	157.6	173.9	Total benefits and expenses	47.9	48.2	45.3	41.2	39.2

$15.5	$27.2	$31.7	$37.4	$34.0	Income before income taxes	$7.2	$7.7	$6.5	$8.6	$11.2

$652.9	$702.1	$797.7	$914.9	$1,085.3	Annuity assets under management	$1,093.0	$1,085.3	$1,051.8	$1,012.2	$973.1
					Benefit ratio:**
n/a	46.9%	42.6%	38.5%	39.9%	% of total revenues	41.9%	42.9%	43.6%	37.8%	34.9%
n/a	104.5	99.8	87.8	87.5	% of total premiums	87.2	87.3	99.1	84.7	78.6
					Statistics (% of revenue):
11.9%	12.6%	12.8%	13.9%	13.9%	Operating expenses	14.9%	13.8%	13.7%	13.9%	14.1%
6.7	15.0	16.9	19.2	16.4	Income before income taxes	13.1	13.8	12.5	17.3	22.2
					Sales:
$4.0	$—	$—	$—	$—	Life premiums	$—	$—	$—	$—	$—
15.1	62.6	109.1	139.4	184.0	Annuity deposits	20.0	40.6	46.2	42.7	54.5
3.5	9.6	11.5	16.0	18.9	Disability premiums	4.4	5.6	5.0	4.3	4.0

$22.6	$72.2	$120.6	$155.4	$202.9	Total	$24.4	$46.2	$51.2	$47.0	$58.5

90.3%	92.1%	94.3%	95.1%	95.6%	Disability persistency (% of premiums)

*	Includes $1.9 million of severance costs associated with disposition of the individual life product line.
**	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

RETIREMENT PLANS SEGMENT

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$23.7	$21.0	$19.0	$23.3	$27.3	Premiums	$7.4	$7.5	$7.3	$6.2	$6.3
50.7	52.1	52.9	56.1	58.7	Net investment income	15.7	15.1	14.5	14.8	14.3

74.4	73.1	71.9	79.4	86.0	Total revenues	23.1	22.6	21.8	21.0	20.6

					Benefits and expenses:
11.8	9.8	7.9	7.8	7.6	Benefits to policyholders	1.9	2.2	2.1	1.7	1.6
34.2	35.2	32.5	34.0	32.6	Interest credited	8.6	8.4	8.3	7.9	8.0
22.9	23.6	27.0	27.8	30.5	Operating expenses	8.3	8.5	7.3	7.4	7.3
5.5	5.6	6.5	9.7	12.8	Commissions and bonuses	4.6	3.8	2.9	2.8	3.3
—	(0.9)	(2.3)	(4.7)	(5.4)	Deferral of acquisition costs	(2.2)	(1.7)	(1.1)	(1.3)	(1.3)
—	—	0.3	(0.5)	—	Amortization of deferred acquisition costs	0.4	(0.2)	0.2	—	—

74.4	73.3	71.9	74.1	78.1	Total benefits and expenses	21.6	21.0	19.7	18.5	18.9

$—	$(0.2)	$—	$5.3	$7.9	Income (loss) before income taxes	$1.5	$1.6	$2.1	$2.5	$1.7

$662.4	$751.6	$784.7	$891.9	$1,028.5	General account	$1,079.4	$1,028.5	$989.5	$957.4	$913.0
1,092.7	1,019.2	1,018.6	1,685.7	2,338.6	Separate account	2,438.5	2,338.6	2,010.1	1,952.5	1,847.2

$1,755.1	$1,770.8	$1,803.3	$2,577.6	$3,367.1	Assets under management	$3,517.9	$3,367.1	$2,999.6	$2,909.9	$2,760.2

					Statistics:
67.5%	67.5%	61.4%	60.6%	55.5%	Interest credited (% of investment income)	54.8%	55.6%	57.2%	53.4%	55.9%
1.3	1.3	1.5	1.3	1.0	Annualized operating expenses (% of average assets under management)	1.0	1.1	1.0	1.0	1.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$18.5	$14.3	$18.2	$22.5	$27.8	Net investment income	$10.2	$6.4	$6.8	$7.4	$7.2
(1.8)	—	(19.7)	9.3	11.5	Net capital gains (losses)	(1.2)	3.5	1.9	1.6	4.5

16.7	14.3	(1.5)	31.8	39.3	Total revenues	9.0	9.9	8.7	9.0	11.7

					Benefits and expenses:
7.0	10.0	11.6	11.6	13.5	Operating expenses and other	4.4	4.2	2.8	3.4	3.1
1.0	0.1	5.0	17.5	17.7	Interest expense	4.4	4.4	4.6	4.3	4.4

8.0	10.1	16.6	29.1	31.2	Total benefits and expenses	8.8	8.6	7.4	7.7	7.5

$ 8.7	$4.2	$(18.1)	$2.7	$8.1	Income (loss) before income taxes	$0.2	$1.3	$1.3	$1.3	$4.2

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
					Fixed maturity securities:
$2,485.3	$2,700.6	$4,134.4	$4,524.8	$4,412.5	Available for sale	$4,406.7	$4,412.5	$4,463.1	$4,411.7	$4,712.7
54.0	—	—	—	—	Trading	—	—	—	—	—
2,061.1	2,003.0	1,989.1	2,319.8	2,948.2	Commercial mortgage loans, net	3,018.6	2,948.2	2,766.6	2,608.2	2,376.6
65.9	72.0	64.6	77.2	72.2	Real estate, net	72.2	72.2	78.9	79.6	80.3
106.9	5.4	5.3	4.6	4.2	Policy loans	4.2	4.2	4.5	4.5	4.4
63.5	—	—	—	—	Collateral loans	—	—	—	—	—

4,836.7	4,781.0	6,193.4	6,926.4	7,437.1	Total investments	7,501.7	7,437.1	7,313.1	7,104.0	7,174.0
473.7	212.3	206.8	34.5	45.3	Cash and cash equivalents	46.6	45.3	66.1	44.2	71.9
74.0	73.7	79.6	73.3	77.8	Premiums and other receivables	84.9	77.8	81.0	75.0	76.5
61.5	59.4	77.1	82.8	82.7	Accrued investment income	88.2	82.7	86.5	82.9	86.9
35.3	867.5	873.9	871.9	887.9	Amounts recoverable from reinsurers	883.7	887.9	889.6	890.2	882.4
186.8	115.1	190.9	200.7	218.8	Deferred acquisition costs and value of business acquired, net	226.4	218.8	209.8	208.2	199.4
71.7	76.8	74.7	71.3	78.3	Property and equipment, net	80.8	78.3	74.9	71.8	70.5
27.2	72.0	31.5	35.1	45.5	Other assets	42.2	45.5	41.1	52.0	40.0
1,092.7	1,019.2	1,018.6	1,685.7	2,338.6	Separate account assets	2,438.5	2,338.6	2,010.1	1,952.5	1,847.2

$6,859.6	$7,277.0	$8,746.5	$9,981.7	$11,212.0	Total assets	$11,393.0	$11,212.0	$10,772.2	$10,480.8	$10,448.8

					LIABILITIES AND EQUITY

					Liabilities:
$2,969.5	$3,198.5	$4,114.9	$4,294.9	$4,484.6	Future policy benefits and claims	$4,537.2	$4,484.6	$4,424.4	$4,374.2	$4,333.8
1,565.6	1,728.9	1,864.5	2,100.3	2,400.9	Other policyholder funds	2,466.1	2,400.9	2,333.9	2,269.3	2,183.7
34.0	115.3	164.7	153.7	115.1	Deferred tax liabilities	92.3	115.1	125.0	100.5	177.0
65.2	81.5	0.2	2.7	0.2	Short-term debt	0.2	0.2	0.3	49.6	2.6
9.4	9.1	259.0	272.0	258.1	Long-term debt	258.0	258.1	273.2	273.3	272.0
198.8	150.8	172.0	162.9	213.4	Other liabilities	214.9	213.4	215.6	195.8	233.9
1,092.7	1,019.2	1,018.6	1,685.7	2,338.6	Separate account liabilities	2,438.5	2,338.6	2,010.1	1,952.5	1,847.2

5,935.2	6,303.3	7,593.9	8,672.2	9,810.9	Total liabilities	10,007.2	9,810.9	9,382.5	9,215.2	9,050.2

					Shareholders’ equity:
778.7	699.8	665.3	673.4	618.2	Common stock	609.2	618.2	618.5	614.7	662.8
1.9	33.3	147.4	160.3	136.1	Accumulated other comprehensive income	86.2	136.1	147.3	79.0	216.4
143.8	240.6	339.9	475.8	646.8	Retained earnings	690.4	646.8	623.9	571.9	519.4

924.4	973.7	1,152.6	1,309.5	1,401.1	Total shareholders’ equity	1,385.8	1,401.1	1,389.7	1,265.6	1,398.6

$6,859.6	$7,277.0	$8,746.5	$9,981.7	$11,212.0	Total	$11,393.0	$11,212.0	$10,772.2	$10,480.8	$10,448.8

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$2,539.3	$2,700.6	$4,134.4	$4,524.8	$4,412.5	Total fixed maturity securities:	$4,406.7	$4,412.5	$4,463.1	$4,411.7	$4,712.7
2,323.1	2,454.0	3,701.0	4,119.0	4,018.1	Public	3,998.7	4,018.1	4,064.6	4,015.6	4,294.6
216.2	246.6	433.4	405.8	394.4	Private	408.0	394.4	398.5	396.1	418.1
2,061.1	2,003.0	1,989.1	2,319.8	2,948.2	Commercial mortgage loans, net	3,018.6	2,948.2	2,766.6	2,608.2	2,376.6
65.9	72.0	64.6	77.2	72.2	Real estate, net	72.2	72.2	78.9	79.6	80.3
106.9	5.4	5.3	4.6	4.2	Policy loans	4.2	4.2	4.5	4.5	4.4
63.5	—	—	—	—	Collateral loans	—	—	—	—	—

$4,836.7	$4,781.0	$6,193.4	$6,926.4	$7,437.1	Total investments	$7,501.7	$7,437.1	$7,313.1	$7,104.0	$7,174.0

					Percent of investments:

52.5%	56.5%	66.8%	65.3%	59.3%	Fixed maturity securities	58.7%	59.3%	61.0%	62.1%	65.7%
42.6	41.9	32.1	33.5	39.6	Commercial mortgage loans, net	40.2	39.6	37.8	36.7	33.1
1.4	1.5	1.0	1.1	1.0	Real estate, net	1.0	1.0	1.1	1.1	1.1
3.5	0.1	0.1	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1

					Fixed maturity securities available for sale:
100.1%	102.0%	105.9%	106.0%	105.2%	Market value as a % of amortized cost	103.2%	105.2%	105.5%	103.0%	107.9%

					Reserve balances:
$4.4	$3.6	$4.0	$2.6	$2.3	Commercial mortgage loans, net	$2.0	$2.3	$2.3	$2.6	$2.2

					StanCorp Mortgage Investors, LLC:
					Commercial mortgage loans under management:
$2,061.1	$2,003.0	$1,989.1	$2,319.8	$2,948.2	StanCorp and subsidiaries	$3,018.6	$2,948.2	$2,766.6	$2,608.2	$2,376.6
314.7	534.9	672.9	677.1	747.9	Other investors	825.1	747.9	705.8	673.5	677.8

$2,375.8	$2,537.9	$2,662.0	$2,996.9	$3,696.1	Total	$3,843.7	$3,696.1	$3,472.4	$3,281.7	$3,054.4

$432.8	$430.1	$570.8	$930.6	$1,170.4	Commercial mortgage loans originated	$244.8	$297.6	$324.0	$372.0	$176.8
5.9	6.6	7.7	11.2	12.1	Income before income taxes *	2.8	3.2	3.6	3.6	1.7

*	Amounts presented are before intercompany eliminations.

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2005	2004
2000	2001	2002	2003	2004		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
7.01%	6.79%	6.22%	5.94%	5.81%	Fixed maturity securities (excluding convertibles)	5.75%	5.81%	5.83%	5.84%	5.81%
8.34	8.22	7.94	7.28	6.71	Commercial mortgage loans, net	6.64	6.71	6.83	6.95	7.18

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
79.5%	69.0%	75.3%	75.6%	74.5%	A or higher	74.7%	74.5%	75.8%	75.6%	76.6%
19.4	28.0	21.2	20.9	21.6	BBB/Baa	21.5	21.6	20.5	20.8	20.0
0.9	2.4	2.1	2.0	2.7	BB/Ba	2.6	2.7	2.5	2.3	2.0
0.2	0.6	1.4	1.5	1.2	B or lower	1.2	1.2	1.2	1.3	1.4

					Commercial mortgage loans - statutory:
					Sixty day delinquencies:
$—	$—	$—	$—	$7.5	Book value	$—	$7.5	$4.2	$3.0	$2.1
—%	—%	—%	—%	0.25%	Rates - overall %	—%	0.25%	0.14%	0.11%	0.09%

$—	$—	$—	$1.5	$—	Foreclosed during period	$—	$—	$—	$—	$—
—	0.5	—	—	7.5	In process of foreclosure	—	7.5	4.2	3.0	2.1
—	—	—	—	7.5	Included in 60 day delinquencies	—	7.5	4.2	3.0	2.1
6.1	5.9	4.6	2.9	2.1	Net balance of restructured loans	8.0	2.1	2.2	2.2	2.2